                                                           Exhibit 99.B(h)(5)(i)

[ING FUNDS LOGO]

December 28, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two newly established series of ING Equity Trust, and ING International Value Choice Fund, a newly established series of ING Mutual Funds (the "Funds"), to be included on the AMENDED EXHIBIT A to the Agreements as shown, effective February 1, 2005.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President and
                                             Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:     /s/ Edward G. Mcgann
        ---------------------------------
Name:   EDWARD G. McGANN
        ---------------------------------
Title:  MANAGING DIRECTOR Duly Authorized
        ---------------------------------


337 E. Doubletree Ranch Rd.       Tel: 480-477-3000         ING Investments, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                            EFFECTIVE DATE
----                                                            --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                         May 17, 2004
  ING Corporate Leaders Trust - Series B                         May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                           June 9, 2003
  ING Disciplined LargeCap Fund                                  June 9, 2003
  ING Equity and Bond Fund                                       June 9, 2003
  ING Financial Services Fund                                    June 9, 2003
  ING LargeCap Growth Fund                                       June 9, 2003
  ING LargeCap Value Fund                                      February 1, 2004
  ING MidCap Opportunities Fund                                  June 9, 2003
  ING MidCap Value Choice Fund                                 February 1, 2005
  ING MidCap Value Fund                                          June 9, 2003
  ING Principal Protection Fund                                  June 2, 2003
  ING Principal Protection Fund II                               June 2, 2003
  ING Principal Protection Fund III                              June 2, 2003
  ING Principal Protection Fund IV                               June 2, 2003
  ING Principal Protection Fund V                                June 2, 2003
  ING Principal Protection Fund VI                               June 2, 2003
  ING Principal Protection Fund VII                               May 1, 2003
  ING Principal Protection Fund VIII                            October 1, 2003
  ING Principal Protection Fund IX                             February 2, 2004
  ING Principal Protection Fund X                                 May 3, 2004
  ING Principal Protection Fund XI                              August 16, 2004
  ING Principal Protection Fund XII                            November 15, 2004
  ING Principal Protection Fund XIII                           February 14, 2005
  ING Principal Protection Fund XIV                             April 25, 2005
  ING Real Estate Fund                                           June 9, 2003
  ING SmallCap Opportunities Fund                                June 9, 2003
  ING SmallCap Value Choice Fund                               February 1, 2005
  ING SmallCap Value Fund                                        June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                  April 7, 2003
  ING GNMA Income Fund                                           April 7, 2003
  ING High Yield Bond Fund                                       April 7, 2003
  ING Intermediate Bond Fund                                     April 7, 2003
  ING Lexington Money Market Trust                               April 7, 2003
  ING Money Market Fund                                          April 7, 2003
  ING National Tax-Exempt Bond Fund                              April 7, 2003

ING GET FUND
  ING GET Fund - Series G                                        July 14, 2003
  ING GET Fund - Series H                                        July 14, 2003
  ING GET Fund - Series I                                        July 14, 2003
  ING GET Fund - Series J                                        July 14, 2003
  ING GET Fund - Series K                                        July 14, 2003
  ING GET Fund - Series L                                        July 14, 2003
  ING GET Fund - Series M                                        July 14, 2003
  ING GET Fund - Series N                                        July 14, 2003
  ING GET Fund - Series P                                        July 14, 2003
  ING GET Fund - Series Q                                        July 14, 2003
  ING GET Fund - Series R                                        July 14, 2003
  ING GET Fund - Series S                                        July 14, 2003
  ING GET Fund - Series T                                        July 14, 2003
  ING GET Fund - Series U                                        July 14, 2003
  ING GET Fund - Series V                                       March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio               January 13, 2003
  ING Capital Guardian Managed Global Portfolio                January 13, 2003
  ING Capital Guardian Small Cap Portfolio                     January 13, 2003
  ING Developing World Portfolio                               January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio                January 6, 2003
  ING Evergreen Health Sciences Portfolio                         May 3, 2004
  ING Evergreen Omega Portfolio                                   May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio                    January 6, 2003
  ING Hard Assets Portfolio                                    January 13, 2003
  ING International Portfolio                                  January 13, 2003
  ING Janus Special Equity Portfolio                           January 13, 2003
  ING Jennison Equity Opportunities Portfolio                   January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                      January 13, 2003
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Legg Mason Value Portfolio                               January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                       May 1, 2004
  ING LifeStyle Growth Portfolio                                  May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                         May 1, 2004
  ING LifeStyle Moderate Portfolio                                May 1, 2004

ING INVESTORS TRUST (CONT.)
  ING Limited Maturity Bond Portfolio                           January 6, 2003
  ING Liquid Assets Portfolio                                   January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                             January 6, 2003
  ING Mercury Large Cap Growth Portfolio                        January 6, 2003
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING Oppenheimer Main Street Portfolio(R)                     January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING PIMCO High Yield Portfolio                               November 5, 2003
  ING Salomon Brothers All Cap Portfolio                        January 6, 2003
  ING Salomon Brothers Investors Portfolio                      January 6, 2003
  ING Stock Index Portfolio                                    November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                               January 6, 2003
  ING Van Kampen Equity Growth Portfolio                       January 13, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                                 November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                  November 3, 2003
  ING Foreign Fund                                               July 1, 2003
  ING Global Equity Dividend Fund                              September 2, 2003
  ING Global Real Estate Fund                                  November 3, 2003
  ING International Fund                                       November 3, 2003
  ING International SmallCap Growth Fund                       November 3, 2003
  ING International Value Choice Fund                          February 1, 2005
  ING Precious Metals Fund                                     November 3, 2003
  ING Russia Fund                                              November 3, 2003
  ING Worldwide Growth Fund                                    November 3, 2003

ING PARTNERS, INC.
  ING Aeltus Enhanced Index Portfolio                          January 10, 2005
  ING American Century Select Portfolio                        January 10, 2005
  ING American Century Small Cap Value Portfolio               January 10, 2005
  ING Baron Small Cap Growth Portfolio                         January 10, 2005
  ING Fidelity(R) VIP Contrafund(R) Portfolio                  November 15, 2004
  ING Fidelity(R) VIP Equity Income Portfolio                  November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio                         November 15, 2004
  ING Fidelity(R) VIP Mid Cap Portfolio                        November 15, 2004

ING PARTNERS, INC. (CONT.)
  ING Goldman Sachs(R) Capital Growth Portfolio                 January 10, 2005
  ING Goldman Sachs(R) Core Equity Portfolio                    January 10, 2005
  ING JPMorgan Fleming International Portfolio                  January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                          January 10, 2005
  ING MFS Capital Opportunities Portfolio                       January 10, 2005
  ING OpCap Balanced Value Portfolio                            January 10, 2005
  ING Oppenheimer Global Portfolio                              January 10, 2005
  ING Oppenheimer Strategic Income Portfolio                    January 10, 2005
  ING PIMCO Total Return Portfolio                              January 10, 2005
  ING Salomon Brothers Aggressive Growth Portfolio              January 10, 2005
  ING Salomon Brothers Fundamental Value Portfolio              January 10, 2005
  ING Salomon Brothers Investors Value Portfolio                January 10, 2005
  ING Salomon Brothers Large Cap Growth Portfolio               January 10, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio        January 10, 2005
  ING T. Rowe Price Growth Equity Portfolio                     January 10, 2005
  ING UBS U.S. Large Cap Equity Portfolio                       January 10, 2005
  ING Van Kampen Comstock Portfolio                             January 10, 2005
  ING Van Kampen Equity and Income Portfolio                    January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                         June 2, 2003
  ING Aeltus Money Market Fund                                    June 2, 2003
  ING Balanced Fund                                               June 2, 2003
  ING Classic Principal Protection Fund II                        June 2, 2003
  ING Classic Principal Protection Fund III                       June 2, 2003
  ING Classic Principal Protection Fund IV                        June 2, 2003
  ING Equity Income Fund                                          June 9, 2003
  ING Global Science and Technology Fund                          June 2, 2003
  ING Government Fund                                             June 2, 2003
  ING Growth Fund                                                 June 9, 2003
  ING Index Plus LargeCap Fund                                    June 9, 2003
  ING Index Plus MidCap Fund                                      June 9, 2003
  ING Index Plus Protection Fund                                  June 2, 2003
  ING Index Plus SmallCap Fund                                    June 9, 2003
  ING International Growth Fund                                 November 3, 2003
  ING Small Company Fund                                          June 9, 2003
  ING Strategic Allocation Balanced Fund                          June 2, 2003
  ING Strategic Allocation Growth Fund                            June 2, 2003
  ING Strategic Allocation Income Fund                            June 2, 2003
  ING Value Opportunity Fund                                      June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                  July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                    July 7, 2003
  ING VP Strategic Allocation Income Portfolio                    July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                              July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                          June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                       September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                        December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                         March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                          June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                       September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                        December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                          March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                          June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1                        TBD
  ING GET U.S. Opportunity Portfolio - Series 2                        TBD
  ING VP Worldwide Growth Portfolio                             November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                  July 7, 2003
  ING VP Growth Portfolio                                         July 7, 2003
  ING VP Index Plus LargeCap Portfolio                            July 7, 2003
  ING VP Index Plus MidCap Portfolio                              July 7, 2003
  ING VP Index Plus SmallCap Portfolio                            July 7, 2003
  ING VP International Equity Portfolio                         November 3, 2003
  ING VP Small Company Portfolio                                  July 7, 2003
  ING VP Value Opportunity Portfolio                              July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                   October 6, 2003
  ING VP Disciplined LargeCap Portfolio                          October 6, 2003
  ING VP Financial Services Portfolio                              May 1, 2004
  ING VP High Yield Bond Portfolio                               October 6, 2003
  ING VP International Value Portfolio                          November 3, 2003
  ING VP LargeCap Growth Portfolio                               October 6, 2003
  ING VP MagnaCap Portfolio                                      October 6, 2003
  ING VP MidCap Opportunities Portfolio                          October 6, 2003
  ING VP Real Estate Portfolio                                     May 1, 2004
  ING VP SmallCap Opportunities Portfolio                        October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                   July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                              November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                                  October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                October 6, 2003
  The Bond Portfolio                                            October 6, 2003
  The Money Market Portfolio                                    October 6, 2003
  The Stock Portfolio                                           October 6, 2003